Note 6 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2013
Deferred Charges [Abstract]
Deferred Charges [Text Block]
6.	Deferred Charges, net

“Deferred charges, net” consist of loan arrangement fees which are amortized over the duration of the loan and deferred offering expenses. The deferred offering expenses in 2012related to the filing of the Company’s shelf registration statement which was charged against the proceeds of its offering of the Company’s securities completed in 2012, and the deferred offering expense in 2013 reflect expenses incurred in the process of raising capital for the Company which was finalized in 2014.

	2012	2013
Balance, beginning of year	697,951	318,578
Amortization of loan arrangement fees	(135,981)	(145,825)
Deferred offering expenses	-	165,678
Deferred offering expenses reclassified to paid-in capital	(243,392)	-
Balance, end of year	318,578	338,431